Exhibit 99.10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 59  to Registration Statement No. 333-93059 on Form N-4 of our report dated February 24, 2017, relating to the financial statements and financial highlights of Separate Account A of Pacific Life Insurance Company, comprised of Core Income, Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Strategy, Managed Bond, Short Duration Bond, Emerging Markets Debt, Comstock, Developing Growth (formerly named Small-Cap Growth), Dividend Growth, Equity Index, Focused Growth, Growth, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Index, Small-Cap Value, Value Advantage, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, Currency Strategies, Diversified Alternatives, Equity Long/Short, Global Absolute Return, Pacific Dynamix - Conservative Growth, Pacific Dynamix - Moderate Growth, Pacific Dynamix - Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, PSF DFA Balanced Allocation, Invesco V.I. Balanced-Risk Allocation Series II, Invesco V.I. Equity and Income Series II, Invesco V.I. Global Real Estate Series II, American Century VP Mid Cap Value Class II, American Funds IS Asset Allocation FundSM Class 4, American Funds IS Blue Chip Income and Growth FundSM Class 4, American Funds IS Bond FundSM Class 4, American Funds IS Capital Income Builder® Class 4, American Funds IS Global Balanced FundSM Class 4, American Funds IS Global Bond FundSM Class 4, American Funds IS Global Growth and Income FundSM Class 4, American Funds IS Global Growth FundSM Class 4, American Funds IS Global Small Capitalization FundSM Class 4, American Funds IS Growth FundSM Class 4, American Funds IS Growth-Income FundSM Class 4, American Funds IS High-Income Bond FundSM Class 4, American Funds IS International FundSM Class 4, American Funds IS International Growth and Income FundSM Class 4, American Funds IS Managed Risk Asset Allocation FundSM Class P2, American Funds IS New World Fund® Class 4, American Funds IS U.S. Government/AAA-Rated Securities FundSM Class 4, BlackRock® Capital Appreciation V.I. Class III, BlackRock Global Allocation V.I. Class III, BlackRock iShares® Alternative Strategies V.I. Class I, BlackRock iShares Dynamic Allocation V.I. Class I, BlackRock iShares Dynamic Fixed Income V.I. Class I, BlackRock iShares Equity Appreciation V.I. Class I, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP FundsManager® 60% Service Class 2, Fidelity VIP Government Money Market Service Class, Fidelity VIP Strategic Income Service Class 2, First Trust Dorsey Wright Tactical Core Class I, First Trust/Dow Jones Dividend & Income Allocation Class I, First Trust Multi Income Allocation Class I, Franklin Founding Funds Allocation VIP Class 2, Franklin Founding Funds Allocation VIP Class 4, Franklin Income VIP Class 2, Franklin Mutual Global Discovery VIP Class 2, Franklin Rising Dividends VIP Class 2, Templeton Global Bond VIP Class 2, Ivy Funds VIP Asset Strategy, Ivy Funds VIP Energy, Janus Aspen Series Balanced Service Shares, Janus Aspen Series Flexible Bond Service Shares, JPMorgan Insurance Trust Core Bond Class 1, JPMorgan Insurance Trust Global Allocation Class 2, JPMorgan Insurance Trust Income Builder Class 2, JPMorgan Insurance Trust Mid Cap Value Class 1, JPMorgan Insurance Trust U.S. Equity Class 1, ClearBridge Variable Aggressive Growth — Class II, Lord Abbett Bond Debenture Class VC, Lord Abbett International Core Equity Class VC, Lord Abbett Total Return Class VC, MFS® Total Return Series - Service Class, MFS Utilities Series - Service Class, MFS Value Series - Service Class, MFS Massachusetts Investors Growth Stock Series - Service Class, Neuberger Berman AMT Absolute Return Multi-Manager Class S, Oppenheimer Global Fund/VA Service Shares, Oppenheimer International Growth Fund/VA Service Shares, PIMCO All Asset All Authority - Advisor Class, PIMCO CommodityRealReturn® Strategy - Advisor Class, Jennison Class II, SP International Growth Class II, SP Prudential U.S. Emerging Growth Class II, Value Class II, Schwab VIT Balanced, Schwab VIT Balanced with Growth, Schwab VIT Growth, State Street Total Return V.I.S. Class 3 (formerly named GE Investments Total Return Class 3), and Van Eck VIP Global Hard Assets Class S Variable Accounts (collectively, the “Variable Accounts”), appearing in the Annual Report on Form N-30D of Separate Account A of Pacific Life Insurance Company for the

year ended December 31, 2016, and to the references to us under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
April 17, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 59 to Registration Statement No. 333-93059 on Form N-4 of our report dated March 2, 2017 related to the consolidated financial statements of Pacific Life Insurance Company and Subsidiaries as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, appearing in the Statements of Additional Information, which are part of such Registration Statement, and to the references to us under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
April 17, 2017